PROVISIONS, CONTINGENCIES AND COMMITMENTS	12 Months Ended
Dec. 31, 2018
Disclosure of Other Provisions, Contingent Liabilities and Commitments [Abstract]
PROVISIONS, CONTINGENCIES AND COMMITMENTS	NOTE 8: PROVISIONS, CONTINGENCIES AND COMMITMENTS
ArcelorMittal recognizes provisions for liabilities and probable losses that have been incurred when it has a present legal or constructive obligation as a result of past events, it is probable that the Company will be required to settle the obligation and a reliable estimate of the amount of the obligation can be made. If the effect of the time value of money is material, provisions are discounted using a current pre-tax rate that reflects, where appropriate, the risks specific to the liability. Where discounting is used, the increase in the provision due to the passage of time is recognized as a financing cost. Future operating expenses or losses are excluded from recognition as provisions as they do not meet the definition of a liability. Contingent assets and contingent liabilities are excluded from recognition in the consolidated statements of financial position.
Provisions for onerous contracts are recorded in the consolidated statements of operations when it becomes known that the unavoidable costs of meeting the obligations under the contract exceed the economic benefits expected to be received.
Assets dedicated to the onerous contracts are tested for impairment before recognizing a separate provision for the onerous contract.
Provisions for restructuring are recognized when and only when a detailed formal plan exists and a valid expectation in those affected by the restructuring has been raised, by starting to implement the plan or announcing its main features.
ArcelorMittal records asset retirement obligations (“ARO”) initially at the fair value of the legal or constructive obligation in the period in which it is incurred and capitalizes the ARO by increasing the carrying amount of the related non-current asset. The fair value of the obligation is determined as the discounted value of the expected future cash flows. The liability is accreted to its present value through net financing cost and the capitalized cost is depreciated in accordance with the Company’s depreciation policies for property, plant and equipment. Subsequently, when reliably measurable, ARO is recorded on the consolidated statements of financial position increasing the cost of the asset and the fair value of the related obligation. Foreign exchange gains or losses on AROs denominated in foreign currencies are recorded in the consolidated statements of operations.
ArcelorMittal is subject to changing and increasingly stringent environmental laws and regulations concerning air emissions, water discharges and waste disposal, as well as certain remediation activities that involve the clean-up of soil and groundwater. ArcelorMittal is currently engaged in the investigation and remediation of environmental contamination at a number of its facilities. Most of these are legacy obligations arising from acquisitions.
Environmental costs that relate to current operations or to an existing condition caused by past operations, and which do not contribute to future revenue generation or cost reduction, are expensed. Liabilities are recorded when environmental assessments and/or remedial efforts are probable and the cost can be reliably estimated based on ongoing engineering studies, discussions with the environmental authorities and other assumptions relevant to the nature and extent of the remediation that may be required. The ultimate cost to ArcelorMittal is dependent upon factors beyond its control such as the scope and methodology of the remedial action requirements to be established by environmental and public health authorities, new laws or government regulations, rapidly changing technology and the outcome of any potential related litigation. Environmental liabilities are discounted if the aggregate amount of the obligation and the amount and timing of the cash payments are fixed or reliably determinable.
The estimates of loss contingencies for environmental matters and other contingencies are based on various judgments and assumptions including the likelihood, nature, magnitude and timing of assessment, remediation and/or monitoring activities and the probable cost of these activities. In some cases, judgments and assumptions are made relating to the obligation or willingness and ability of third parties to bear a proportionate or allocated share of cost of these activities, including third parties who sold assets to ArcelorMittal or purchased assets from it subject to environmental liabilities. ArcelorMittal also considers, among other things, the activity to date at particular sites, information obtained through consultation with applicable regulatory authorities and third-party consultants and contractors and its historical experience with other circumstances judged to be comparable. Due to the numerous variables associated with these judgments and assumptions, and the effects of changes in governmental regulation and environmental technologies, both the precision and reliability of the resulting estimates of the related contingencies are subject to substantial uncertainties. As estimated costs to remediate change, the Company will reduce or increase the recorded liabilities through write backs or additional provisions in the consolidated statements of operations. ArcelorMittal does not expect these environmental issues to affect the utilization of its plants, now or in the future.
ArcelorMittal is currently and may in the future be involved in litigation, arbitration or other legal proceedings. Provisions related to legal and arbitration proceedings are recorded in accordance with the principles described above.
Most of these claims involve highly complex issues. Often these issues are subject to substantial uncertainties and, therefore, the probability of loss and an estimation of damages are difficult to ascertain. Consequently, ArcelorMittal may be unable to make a reliable estimate of the expected financial effect that will result from ultimate resolution of the proceeding. In those cases, ArcelorMittal has disclosed information with respect to the nature of the contingency. ArcelorMittal has not accrued a provision for the potential outcome of these cases.
For cases in which the Company was able to make a reliable estimate of the expected loss or range of probable loss and has accrued a provision for such loss, it believes that publication of this information on a case-by-case basis would seriously prejudice the Company’s position in the ongoing legal proceedings or in any related settlement discussions. Accordingly, in these cases, the Company has disclosed information with respect to the nature of the contingency, but has not disclosed its estimate of the range of potential loss.
In the cases in which quantifiable fines and penalties have been assessed, the Company has indicated the amount of such fine or penalty or the amount of provision accrued that is the estimate of the probable loss.
These assessments can involve series of complex judgments about future events and can rely heavily on estimates and assumptions. The assessments are based on estimates and assumptions that have been deemed reasonable by management. The Company believes that the aggregate provisions recorded for the above matters are adequate based upon currently available information. However, given the inherent uncertainties related to these cases and in estimating contingent liabilities, the Company could, in the future, incur judgments that have a material adverse effect on its results of operations in any particular period. The Company considers it highly unlikely, however, that any such judgments could have a material adverse effect on its liquidity or financial condition.8.1    Provisions overview

	Balance at December 31, 2017	Additions[1]	Deductions/ Payments	Effects of foreign exchange and other movements		Balance at December 31, 2018
Environmental (see note 8.3)	815	24	(90)	479	[2]	1,228
Asset retirement obligations (see note 8.3)	427	26	(11)	(20)		422
Site restoration	40	117	(13)	(3)		141
Staff related obligations	183	75	(46)	(11)		201
Voluntary separation plans	79	3	(56)	12		38
Litigation and other (see note 8.3)	328	79	(76)	38		369
Tax claims	126	13	(14)	(5)		120
Other legal claims	202	66	(62)	43		249
Commercial agreements and onerous contracts	24	14	(20)	16		34
Other	126	19	(32)	(12)		101
	2,022	357	(344)	499		2,534
Short-term provisions	410					539
Long-term provisions	1,612					1,995
	2,022					2,534

	Balance at December 31, 2016	Additions[1]	Deductions/ Payments		Effects of foreign exchange and other movements	Balance at December 31, 2017
Environmental (see note 8.3)	745	64	(57)		63	815
Asset retirement obligations (see note 8.3)	358	60	(9)		18	427
Site restoration	43	—	(9)		6	40
Staff related obligations	168	48	(41)		8	183
Voluntary separation plans	79	22	(44)		22	79
Litigation and other (see note 8.3)	413	64	(173)		24	328
Tax claims	211	11	(109)		13	126
Other legal claims	202	53	(64)		11	202
Commercial agreements and onerous contracts	26	18	(22)	[3]	2	24
Other	115	39	(37)		9	126
	1,947	315	(392)		152	2,022
Short-term provisions	426					410
Long-term provisions	1,521					1,612
	1,947					2,022

1.	Additions exclude provisions reversed or utilized during the same year.

2.	Other movements primarily relate to the provisions in connection with environmental remediation obligations in Italy (see note 8.3).

3.	Deductions and payments for commercial agreements and onerous contracts reflect the increase in raw materials and steel prices.

There are uncertainties regarding the timing and amount of the provisions above. Changes in underlying facts and circumstances for each provision could result in differences in the amounts provided for and the actual outflows. In general, provisions are presented on a non-discounted basis due to the uncertainties regarding the timing or the short period of their expected consumption.
Environmental provisions have been estimated based on internal and third-party estimates of contaminations, available remediation technology, and environmental regulations. Estimates are subject to revision as further information develops or circumstances change.
Provisions for site restoration are related to costs incurred for dismantling of site facilities, mainly in France. In the fourth quarter of 2018, the agreement between ArcelorMittal and the French government regarding a six year idling period of the Florange liquid phase expired. The Company will proceed with the definitive closure of the facility and recorded accordingly a 113 provision for the dismantling of the facility.
Provisions for staff related obligations primarily concern the United States and Brazil and are related to various employees’ compensation.
Provisions for voluntary separation plans primarily concern plans in Spain, Czech Republic, Belgium and the United States which are expected to be settled within one year.
Provisions for litigation include losses relating to a present legal obligation that are considered to be probable. Further detail regarding legal matters is provided in note 8.3.
Other mainly includes provisions for technical warranties and guarantees.8.2 Other long-term obligations

	December 31,
	2018	2017
Derivative financial instruments	708	344
Payable from acquisitions	1,506	35
Unfavorable contracts	217	—
Other	588	584
Total	3,019	963

Derivative financial instruments include 124 as of December 31, 2018 relating to the fair value of the put option granted to ISP in the framework of the acquisition of Ilva (see note 2.2.4).
Payable from acquisitions include 1,245 relating to the non-current portion of the consideration payable with respect to the acquisition of Ilva and 253 relating to the financial liability with respect to the acquisition of Votorantim (see note 2.2.4).
Unfavorable contracts include 217 as of December 31, 2018 relating to the acquisition of Votorantim Siderurgia (see note 2.2.4).8.3 Environmental liabilities, asset retirement obligations and legal proceedings
Environmental Liabilities
ArcelorMittal’s operations are subject to a broad range of laws and regulations relating to the protection of human health and the environment at its multiple locations and operating subsidiaries. As of December 31, 2018, excluding asset retirement obligations, ArcelorMittal had established provisions of 1,228 for environmental remedial activities and liabilities. The provisions for all operations by geographic area were 930 in Europe, 132 in the United States, 135 in South Africa and 31 in Canada. In addition, ArcelorMittal and the previous owners of its facilities have expended substantial amounts to achieve or maintain ongoing compliance with applicable environmental laws and regulations. ArcelorMittal expects to continue to expend resources in this respect in the future.
United States
ArcelorMittal’s operations in the United States have environmental provisions of 132 (exclusive of asset retirement obligations) to address existing environmental liabilities, of which 15 is expected to be spent in 2019. The environmental provisions principally relate to the investigation, monitoring and remediation of soil and groundwater at ArcelorMittal’s current and former facilities. ArcelorMittal USA continues to have significant environmental provisions relating to investigation and remediation at Indiana Harbor, Lackawanna, and its closed coal mining operations in southwestern Pennsylvania. ArcelorMittal USA’s environmental provisions also include 33, with anticipated spending of 2 during 2019, to specifically address the removal and disposal of asbestos-containing materials and polychlorinated biphenyls (“PCBs”).
All of ArcelorMittal’s major operating and former operating sites in the United States are or may be subject to a corrective action program or other laws and regulations relating to environmental remediation, including projects relating to the reclamation of industrial properties. In some cases, soil or groundwater contamination requiring remediation is present at both currently operating and historical sites where ArcelorMittal has a continuing obligation. In other cases, ArcelorMittal USA is required to conduct studies to determine the extent of contamination, if any, that exists at these sites.
ArcelorMittal USA’s Indiana Harbor facility was party to a lawsuit filed by the United States Environmental Protection Agency (the “EPA”) under the United States Resource Conservation and Recovery Act (“RCRA”). An ArcelorMittal USA predecessor company entered into a Consent Decree, which, among other things, requires facility-wide RCRA Corrective Action and sediment assessment and remediation in the adjacent Indiana Harbor Ship Canal. ArcelorMittal USA entered into a Consent Decree Amendment defining the objectives for limited sediment assessment and remediation of a small portion of the Indiana Harbor Ship Canal. The provisions for environmental liabilities include 7 for such sediment assessment and remediation, and 5 for RCRA Corrective Action at the Indiana Harbor facility itself. Remediation ultimately may be necessary for other contamination that may be present at Indiana Harbor, but the potential costs of any such remediation cannot yet be reasonably estimated at this time.
ArcelorMittal USA’s properties in Lackawanna, New York are subject to an Administrative Order on Consent with the EPA requiring facility-wide RCRA Corrective Action. The Administrative Order requires the Company to perform a Remedial Facilities Investigation (“RFI”), a Corrective Measures Study, to implement appropriate interim and final remedial measures, and to perform required post-remedial closure activities. The New York State Department of Environmental Conservation and the EPA conditionally approved the RFI. ArcelorMittal USA has executed Orders on Consent to perform certain interim corrective measures while advancing the Corrective Measures Study. These include installation and operation of a ground water treatment system and dredging of a local waterway known as Smokes Creek. A Corrective Measure Order on Consent was executed for other site remediation activities. ArcelorMittal USA’s provisions for environmental liabilities include 29 for anticipated remediation and post-remediation activities at this site. The provisioned amount is based on the extent of soil and groundwater contamination identified by the RFI and the CMS remedial measures likely to be required, including excavation and consolidation of containment structures in an on-site landfill and continuation of groundwater pump and treatment systems.
ArcelorMittal USA is required to prevent acid mine drainage from discharging to surface waters at its closed mining operations in southwestern Pennsylvania. ArcelorMittal USA entered into a revised Consent Order and Agreement outlining a schedule for implementation of capital improvements and requiring the establishment of a treatment trust, estimated by the PaDEP to be the net present value of all future treatment cost. ArcelorMittal USA has been funding the treatment trust, which reached the target value in 2017. This target value is based on average spending over the last three years. The trust had a market value of 45 as of December 31, 2018. ArcelorMittal can be reimbursed from the fund for the continuing cost of treatment of acid mine drainage. ArcelorMittal USA’s provisions for environmental liabilities include 32 for this matter.
In 2011, the United States EPA Region V issued Notices of Violations ("NOVs") to Indiana Harbor, Burns Harbor and Cleveland alleging operational noncompliance based primarily on self-reported Title V permit concerns. Comprehensive settlement discussions with the United States EPA and affected state agencies involving all NOVs are ongoing and a comprehensive settlement with the United States EPA and affected state agencies, which is anticipated to encompass self-reported non-compliance through September 30, 2018 was finalized pending approvals by the government parties which are anticipated in early 2019. The settlement will include payment of penalties and injunctive relief. Liabilities associated with this comprehensive settlement are estimated at 7.
In 2014, the ArcelorMittal Monessen coke plant was re-started after having been idled since 2008. Since re-start, state regulatory authorities (“PADEP”) issued numerous NOVs, the majority of which concerns Clean Air Act violations. United States EPA Region 3 also issued an NOV and, in addition, issued an information request seeking detailed testing and information concerning air compliance related issues. PADEP issued a proposed penalty assessment of 1 for alleged violations occurring from April 2014 through May 2015. Penalties were finalized as part of comprehensive Consent Decree negotiations with PADEP and United States EPA enforcement officials and with Penn Environment, a local environmental group which filed a Citizen Suit under the Clean Air Act in 2015. The litigation was stayed in 2016. A Consent Decree was executed on February 2, 2018 requiring civil penalty payment and injunctive relief. The total payment of 2 was paid and injunctive relief requirements, including a caustic scrubber demonstration, are being performed.
Europe
Environmental provisions for ArcelorMittal’s operations in Europe total 930 and are mainly related to the investigation and remediation of environmental contamination at current and former operating sites in France (74), Belgium (229), Luxembourg (47), Poland (25), Germany (25), Italy (523) and Spain (7). This investigation and remediation work relates to various matters such as decontamination of water discharges, waste disposal, cleaning water ponds and remediation activities that involve the clean-up of soil and groundwater. These provisions also relate to human health protection measures such as fire prevention and additional contamination prevention measures to comply with local health and safety regulations.
France
In France, there is an environmental provision of 74, principally relating to the remediation of former sites, including several coke plants, and the capping and monitoring of landfills or basins previously used for residues and secondary materials.
The remediation of the coke plants concerns mainly the Thionville, Moyeuvre Grande, Homecourt, Hagondange and Micheville sites, and is related to treatment of soil and groundwater. At Moyeuvre Petite, the recovery process of the slag is ongoing and ArcelorMittal is responsible for closure and final rehabilitation of the rest of the site. At other sites, ArcelorMittal is responsible for monitoring the concentration of heavy metals in soil and groundwater.
ArcelorMittal Atlantique et Lorraine has an environmental provision that principally relates to the remediation and improvement of storage of secondary materials, the disposal of waste at different ponds and landfills and an action plan for removing asbestos from the installations and mandatory financial guarantees to cover risks of major accident hazard or for gasholders and waste storage. Most of the provision relates to the stocking areas at the Dunkirk site that will need to be restored to comply with local law and to the mothballing of the liquid phase in Florange (prior to the dismantling of the facility see note 8.1), including study and surveillance of soil and water to prevent environmental damage, treatment and elimination of waste and financial guarantees demanded by Public Authorities. The environmental provisions also include treatment of slag dumps at Florange and Dunkirk sites as well as removal and disposal of asbestos-containing material at the Dunkirk and Mardyck sites.
ArcelorMittal Atlantique et Lorraine also has an environmental provision that principally relates to the remediation and improvement of storage of secondary materials, the disposal of waste at different ponds and landfills: the stocking areas at the Dunkirk site need to be restored to comply with local law.
Industeel France has an environmental provision that principally relates to ground remediation at the Le Creusot site and to the rehabilitation of waste disposal areas at the Châteauneuf site.
Belgium
In Belgium, there is an environmental provision of 229 of which the most significant elements are legal site remediation obligations linked to the closure of the primary installations at ArcelorMittal Belgium (Liège). The provisions also concern the external recovery and disposal of waste, residues or by-products that cannot be recovered internally on the ArcelorMittal Gent and Liège sites and the removal and disposal of asbestos-containing material.
Luxembourg
In Luxembourg, there is an environmental provision of 47, which relates to the post-closure monitoring and remediation of former production sites, waste disposal areas, slag deposits and mining sites.
In 2007, ArcelorMittal Luxembourg sold the former Ehlerange slag deposit (93 hectares) to the State of Luxembourg. ArcelorMittal Luxembourg is contractually liable to clean the site and move approximately 400,000 cubic meters of material to other sites. ArcelorMittal Luxembourg also has an environmental provision to secure, stabilize and conduct waterproofing treatment on mining galleries and entrances and various dumping areas in Mondercange, Differdange and Dommeldange. In addition, ArcelorMittal Luxembourg has secured the disposal of laddle slag, sludge and certain other residues coming from different sites at the Differdange dump for a total volume of 1,300,000 cubic meters until mid 2023. A provision of 40 covers these obligations.
ArcelorMittal Belval and Differdange has an environmental provision of 7 to clean historical landfills in order to meet the requirements of the Luxembourg Environment Administration and to cover dismantling and soil cleaning costs of the former PRIMOREC installation.
Poland
ArcelorMittal Poland S.A.’s environmental provision of 25 mainly relates to the obligation to reclaim a landfill site and to dispose of the residues which cannot be internally recycled or externally recovered. The provision also concerns the storage and disposal of iron-bearing sludge which cannot be reused in the manufacturing process under the new environmental law; waste storage time cannot exceed 1 year.
Germany
In Germany, the environmental provision of 25 essentially relates to ArcelorMittal Bremen’s post-closure obligations mainly established for soil remediation, groundwater treatment and monitoring at the Prosper coke plant in Bottrop.
Italy
In Italy, ArcelorMittal Italia has environmental provisions of 523.
A provision of 309 relates to remediation activities to be carried out in the site of Taranto derived from obligations on the previous operator that have been transferred to ArcelorMittal Italia through the environmental permit, the most significant elements being the waterproofing of certain areas to confine historical pollution, the removal of historical accumulation of process materials mainly consisting of blast furnace ("BF") and basic oxygen furnace ("BOF") dusts and sludges and scales, an action plan for the removal and disposal of asbestos-containing materials present on site, the dismantling of several installations no longer in operation, the dredging of the discharge channel and disposal of the sludge removed, the decontamination of high depth groundwater in the primary yards area and the capping of an exhausted landfill.
Provisions of 214 are allocated to the implementation of preventive measures, permanent safety measures and clean up measures in relation to historical pollution of soil and groundwater, not derived from obligations in the environmental permit, but that ArcelorMittal Italia undertook to implement as a contractual obligation vis-a-vis the previous operator.
Spain
In Spain, ArcelorMittal España has environmental provisions of 7 due to obligations of sealing landfills basically located in the Asturias site and post-closure obligations in accordance with national legislation. These obligations include the collection and treatment of leachates that can be generated during the operational phase and a period of 30 years after the closure.
South Africa
AMSA has environmental provisions of 135 to be used over 18 years, mainly relating to environmental remediation obligations attributable to historical or legacy settling/evaporation dams and waste disposal activities. An important determinant in the final timing of the remediation work relates to the obtaining of the necessary environmental authorizations.
A provision of 37 relates to the decommissioned Pretoria Works site. This site is in a state of partial decommissioning and rehabilitation with one coke battery and a small-sections rolling facility still in operation. AMSA transformed this old plant into an industrial hub for light industry since the late 1990s. Particular effort is directed to landfill sites, with sales of slag from legacy disposal sites to vendors in the construction industry continuing unabated, but other remediation works continued at a slow pace as remediation actions for these sites are long-term in nature due to a complex legal process that needs to be followed with authorities and surrounding landowners.
The Vanderbijlpark Works site, the main flat carbon steel operation of AMSA, contains a number of legacy facilities and areas requiring remediation. The remediation entails the implementation of rehabilitation and decontamination measures of waste disposal sites, waste water dams, ground water and historically contaminated open areas. 19 of the provision is allocated to this site.
The Newcastle Works site is the main long carbon steel operation of AMSA. A provision of 20 is allocated to this site. As with all operating sites of AMSA, the above retirement and remediation actions dovetail with numerous large capital expenditure projects dedicated to environmental management. In the case of the Newcastle site, the major current environmental capital project is for air quality improvements.
A provision of 51 relates to the environmental rehabilitation of the Thabazimbi Mine. On November 1, 2018, the Thabazimbi mine was acquired from Sishen Iron Ore Company (Pty) Ltd, enabling AMSA to control the environmental rehabilitation process. In terms of the sales agreement, AMSA is liable for all environmental remediation obligations. The acquisition did not have a significant impact on the environmental obligations of AMSA as it has always been contractually responsible for the majority of the rehabilitation cost relating to the Thabazimbi Mine. As part of the acquisition, AMSA acquired an asset in the form of an environmental trust which holds investments for a value of 22. These investments will be used for rehabilitation purposes.
The remainder of the obligation of 8 relates to Vereeniging site for the historical pollution that needs to be remediated at waste disposal sites, waste water dams and groundwater aquifers.
Canada
In Canada, ArcelorMittal Dofasco has an environmental provision of 27 for the expected cost of remediating toxic sediment located in the Company’s East Boatslip site, of which 5 is expected to be spent in 2019. ArcelorMittal Long Products Canada has an environmental provision of 4 for future disposal of sludge left in ponds after flat mills closure at Contrecoeur.
Asset Retirement Obligations (“AROs”)
AROs arise from legal requirements and represent management’s best estimate of the present value of the costs that will be required to retire plant and equipment or to restore a site at the end of its useful life. As of December 31, 2018, ArcelorMittal had established provisions for asset retirement obligations of 422, including mainly 42 for Ukraine, 121 for Canada, 80 for the United States, 57 for Mexico, 15 for Belgium, 37 for Germany, 14 for South Africa, 12 for Spain, 13 for Brazil, 12 for Kazakhstan and 17 for Liberia.
The AROs in Ukraine are legal obligations for site rehabilitation at the iron ore mining site in Kryvyi Rih, upon closure of the mine pursuant to its restoration plan.
The AROs in Canada are legal obligations for site restoration and dismantling of the facilities near the mining sites in Mont-Wright and Fire Lake, and the accumulation area of mineral substances at the facility of Port-Cartier in Quebec, upon closure of the mine pursuant to the restoring plan of the mines.
The AROs in the United States principally relate to mine closure costs of the Hibbing and Minorca iron ore mines and Princeton coal mines.
The AROs in Mexico relate to the restoration costs following the closure of the Las Truchas, El Volcan and the joint operation of Pena Colorada iron ore mines.
In Belgium, the AROs are to cover the demolition costs for primary facilities at the Liège sites.
In Spain, the AROs relate to the discontinuance of the activities of various assets within the upstream installations.
In Germany, AROs principally relate to the Hamburg site, which operates on leased land with the contractual obligation to remove all buildings and other facilities upon the termination of the lease, and to the Prosper coke plant in Bottrop for filling the basin, restoring the layer and stabilizing the shoreline at the harbor.
The AROs in South Africa are for the Pretoria, Vanderbijlpark, Saldanha, Newcastle as well as the Coke and Chemical sites, and relate to the closure and clean-up of the plant associated with decommissioned tank farms, tar plants, chemical stores, railway lines, pipelines and defunct infrastructure.
In Brazil, the AROs relate to legal obligations to clean and restore the mining areas of Serra Azul and Andrade, both located in the State of Minas Gerais. The related provisions are expected to be settled in 2024 and 2029, respectively.
In Kazakhstan, the AROs relate to the restoration obligations of the iron ore and coal mines.
In Liberia, the AROs relate to iron ore mine and associated infrastructure and mine related environmental damage and compensation. They cover the closure and rehabilitation plan under both the current operating phase and the not yet completed Phase 2 expansion project.
Tax Claims
ArcelorMittal is a party to various tax claims. As of December 31, 2018, ArcelorMittal had recorded provisions in the aggregate of 120 for tax claims in respect of which it considers the risk of loss to be probable. Set out below is a summary description of the tax claims (i) in respect of which ArcelorMittal had recorded a provision as of December 31, 2018, (ii) that constitute a contingent liability, (iii) that were resolved in 2018 or (iv) that were resolved and had a financial impact in 2017 or 2016, in each case involving amounts deemed material by ArcelorMittal. The Company is vigorously defending against the pending claims discussed below.
Brazil
In 2003, the Federal Revenue Service granted ArcelorMittal Brasil (through its predecessor company, then known as CST) a tax benefit for certain investments. ArcelorMittal Brasil had received certificates from SUDENE, the former Agency for the Development of the Northeast Region of Brazil, confirming ArcelorMittal Brasil’s entitlement to this benefit. In September 2004, ArcelorMittal Brasil was notified of the annulment of these certificates. ArcelorMittal Brasil has pursued its right to this tax benefit through the courts against both ADENE, the successor to SUDENE, and against the Federal Revenue Service. The Federal Revenue Service issued a tax assessment in this regard for 451 in December 2007. In December 2008, the administrative tribunal of first instance upheld the amount of the assessment. ArcelorMittal Brasil appealed to the administrative tribunal of second instance, and, on August 8, 2012, the administrative tribunal of the second instance found in favor of ArcelorMittal invalidating the tax assessment, thereby ending this case except for 6, which is still pending a final decision. On April 16, 2011, ArcelorMittal Brasil received a further tax assessment for the periods of March, June and September 2007, which, taking into account interest and currency fluctuations, amounted to 163 as of December 31, 2018. In October 2011, the administrative tribunal of first instance upheld the tax assessment received by ArcelorMittal Brasil on April 16, 2011, but decided that no penalty (amounting to 77 at that time) was due. Both parties have filed an appeal with the administrative tribunal of second instance. In February 2018, the administrative tribunal of second instance found in favor of ArcelorMittal Brasil and, in June 2018, the Federal Revenue Service filed an appeal with the administrative tribunal of the third instance. In January 2019, the administrative tribunal of the third instance found in favor of ArcelorMittal Brasil.
In 2011, ArcelorMittal Brasil (at the time SOL Coqueria Tubarão S.A.) received 21 tax assessments from the Revenue Service of the State of Espirito Santo for ICMS (a value-added tax) in the total amount of 30 relating to a tax incentive (INVEST) it used. The dispute concerns the definition of fixed assets. In August 2015, the administrative tribunal of first instance upheld 21 of the tax assessments. In September 2015, ArcelorMittal Brasil filed appeals with respect to each of the administrative tribunal’s decisions. As of December 31, 2018, there have been final unfavorable decisions at the administrative tribunal level in 15 of the 21 cases, each of which ArcelorMittal Brasil has appealed to the judicial instance. In March 2018, the administrative tribunal of third instance found in favor of ArcelorMittal Brasil sending the six other cases back to the administrative tribunal of second instance.
In 2011, ArcelorMittal Brasil received a tax assessment for corporate income tax (known as IRPJ) and social contributions on net profits (known as CSL) in relation to (i) the amortization of goodwill on the acquisition of Mendes Júnior Siderurgia (for the 2006 and 2007 fiscal years), (ii) the amortization of goodwill arising from the mandatory tender offer (MTO) made by ArcelorMittal to minority shareholders of Arcelor Brasil following the two-step merger of Arcelor and Mittal Steel N.V. (for the 2007 tax year), (iii) expenses related to pre-export financing used to finance the MTO, which were deemed by the tax authorities to be unnecessary for ArcelorMittal Brasil since the expenses were incurred to buy shares of its own company and (iv) CSL over profits of controlled companies in Argentina and Costa Rica. The amount claimed totals 524. On January 31, 2014, the administrative tribunal of first instance found in partial favor of ArcelorMittal Brasil, reducing the penalty component of the assessment from, according to ArcelorMittal Brasil’s calculations, 266 to 141 (as calculated at the time of the assessment), while upholding the remainder of the assessment. The Federal Revenue Service has appealed the administrative tribunal’s decision to reduce the amount of the original penalty. ArcelorMittal Brasil has also appealed the administrative tribunal’s decision to uphold the tax authority’s assessment (including the revised penalty component). In September 2017, the administrative tribunal of second instance found largely in favor of the Federal Revenue Service. In January 2018, ArcelorMittal Brasil filed a motion for clarification of this decision. In February 2018, the motion for clarification was rejected and, in March 2018, an appeal was filed to the administrative tribunal of third instance.
In 2013, ArcelorMittal Brasil received a tax assessment in relation to the 2008-2010 tax years for IRPJ and CSL in relation to (i) the amortization of goodwill on the acquisition of Mendes Júnior Siderurgia, Dedini Siderurgia and CST, (ii) the amortization of goodwill arising from the mandatory tender offer made by ArcelorMittal to minority shareholders of Arcelor Brasil following the two-step merger of Arcelor and Mittal Steel N.V. and (iii) CSL and IRPJ over profits of controlled companies in Argentina, Costa Rica, Venezuela and the Netherlands. The amount claimed totals 457. In October 2014, the administrative tribunal of first instance found in favor of the Federal Revenue Service and ArcelorMittal Brasil filed its appeal in November 2014. In September 2017, the administrative tribunal of second instance found in favor of the Federal Revenue Service. ArcelorMittal Brasil filed a motion for clarification with respect to this decision, which was denied, and thereafter filed an appeal to the administrative tribunal of third instance.
In April 2016, ArcelorMittal Brasil received a tax assessment in relation to (i) the amortization of goodwill resulting from Mittal Steel’s mandatory tender offer to the minority shareholders of Arcelor Brasil following Mittal Steel’s merger with Arcelor in 2007 and (ii) the amortization of goodwill resulting from ArcelorMittal Brasil’s acquisition of CST in 2008. While the assessment, if upheld, would not result in a cash payment as ArcelorMittal Brasil did not have any tax liability for the fiscal years in question (2011 and 2012), it would result in the write-off of 249 worth of ArcelorMittal Brasil’s net operating loss carryforwards and as a result could have an effect on net income over time. In May 2016, ArcelorMittal Brasil filed its defense, which was not accepted at the first administrative instance. On March 10, 2017, ArcelorMittal Brasil filed an appeal to the second administrative instance.
In December 2018, ArcelorMittal Brasil received a tax assessment for 151 for the 2013-2014 tax years, principally in relation to the amortization of goodwill resulting from Mittal Steel’s mandatory tender offer to the minority shareholders of Arcelor Brasil following Mittal Steel’s merger with Arcelor in 2007. ArcelorMittal Brasil filed a defense in the first administrative instance in January 2019.
In 2013, ArcelorMittal Brasil filed a lawsuit against the Federal Revenue Service disputing the basis of calculation of a tax called additional freight for the renewal of the Brazilian Merchant Navy ("AFRMM"), amounting to 55. The dispute is related to the inclusion of the unloading and land transport costs of the imported goods after landing to calculate AFRMM. In June 2013, ArcelorMittal Brasil obtained a preliminary decision allowing the Company not to pay such amount until a final decision was rendered. In February 2017, ArcelorMittal Brasil obtained a favorable decision at the judicial first instance but this decision is subject to further mandatory review. In November 2018, a related tax assessment was received from the Federal Revenue Service claiming 22 as a penalty for alleged failure to comply with formal requirements in the import declarations delivered by the Company in the years 2013-2018, which were the subject matter of the preliminary decision of June 2013. In December 2018, ArcelorMittal Brasil presented its defense in the first administrative instance. In February 2019, the Judicial Court of Appeals upheld the favorable first instance decision. The decision is subject to further appeals.
For over 18 years, ArcelorMittal Brasil has been challenging the basis of the calculation of the Brazilian COFINS and PIS social security taxes (specifically, whether Brazilian VAT may be deducted from the base amount on which the COFINS and PIS taxes are calculated), in an amount of 4. ArcelorMittal Brasil deposited the disputed amount in escrow with the relevant Brazilian judicial branch when it became due. Since the principal amount bears interest at a rate applicable to judicial deposits, the amount stood at 49 as of December 31, 2018. In March 2017, the Supreme Court decided a separate case, not involving ArcelorMittal Brasil, on the same subject in favor of the relevant taxpayers. Such separate Supreme Court decision, which is of binding precedential value with respect to all similar cases, including those of ArcelorMittal Brasil, is being appealed by the Federal Revenue Service. In July 2018, the second judicial instance found in favor of ArcelorMittal Brasil after applying the Supreme Court’s precedent. In December 2018, the Federal Revenue Service brought an appeal of the second judicial instance’s decision to the Supreme Court.
In the period from 2014 to 2018, ArcelorMittal Brasil received four tax assessments from the Federal Revenue Service in the amount of 51 disputing its use of credits for PIS and COFINS social security taxes in 2010, 2011 and 2013. The dispute relates to the concept of production inputs in the context of these taxes. In 2017, in the first and second cases, the administrative tribunal of second instance found partially in favor of ArcelorMittal Brasil, and ArcelorMittal Brasil filed an appeal to the administrative tribunal of third instance. In the third case, the administrative tribunal of first instance upheld the tax assessment, and ArcelorMittal Brasil appealed to the administrative tribunal of second instance. In the fourth case, ArcelorMittal Brasil filed a defense in March 2018. In March, 2018, the Superior Court decided a leading case, not involving ArcelorMittal Brasil, that established that the restrictive concept of inputs adopted by the tax authorities is illegal and that credits over inputs must be accepted on the basis of the criteria of essentiality or relevance towards the production process of each taxpayer. In September 2018, the Federal Union published an internal orientation for its attorneys, expressing a restrictive view of the Superior Court’s decision and determining that each individual case would be analyzed in order to decide whether the items are essential or not.
In that sense, ArcelorMittal Brasil’s cases will be submitted for review by the Federal Union Attorney’s office before further decisions are taken.
In May 2014, ArcelorMittal Comercializadora de Energia received a tax assessment from the state of Minas Gerais alleging that the Company did not correctly calculate tax credits on interstate sales of electricity from February 2012 to December 2013. The amount claimed totals 51. ArcelorMittal Comercializadora de Energia filed its defense in June 2014. Following an unfavorable administrative decision in November 2014, ArcelorMittal filed an appeal in December 2014. In March 2015, there was a further unfavorable decision at the second administrative level. Following the conclusion of this proceeding at the administrative level, the Company received the tax enforcement notice in December 2015 and filed its defense in February 2016. In April 2016, ArcelorMittal Comercializadora de Energia received an additional tax assessment in the amount, after taking account of a reduction of fines mentioned below, of 57, regarding the same matter, for infractions which allegedly occurred during the 2014 to 2015 period, and filed its defense in May 2016. In May 2017, there was a further unfavorable decision at the second administrative level in respect of the tax assessment received in April 2016. In June 2017, ArcelorMittal Comercializadora de Energia filed an appeal to the second administrative instance. This appeal was rejected in August 2017. In October and November 2017, the Company appealed in relation to both tax assessments to the judicial instance. In November 2017, the Company received a notice from the tax authority informing it of the reduction of the fines element by 18, due to the retroactive application of a new law.
In the period from May to July 2015, ArcelorMittal Brasil received nine tax assessments from the state of Rio Grande do Sul alleging that the Company, through its branches in that state, had not made advance payments of ICMS on sales in that state covering the period from May 2010 to April 2015. The amount claimed totals 88. The administrative tribunal of first instance upheld the tax assessments in each of the nine cases, and ArcelorMittal Brasil appealed each of the administrative tribunal’s decisions. Each case was decided unfavorably to ArcelorMittal Brasil at the administrative tribunal of second instance, and ArcelorMittal Brasil has appealed the cases to the judicial instance.
On May 17, 2016, ArcelorMittal Brasil received a tax assessment from the state of Santa Catarina in the amount of 138 alleging that it had used improper methods to calculate the amount of its ICMS credits. ArcelorMittal Brasil filed its defense in July 2016. In December 2016, ArcelorMittal Brasil received an unfavorable decision at the first administrative level, in respect of which it filed an appeal. In March 2018, the administrative tribunal of second instance found against ArcelorMittal Brasil and, in April 2018, ArcelorMittal Brasil filed an appeal to the administrative tribunal of third instance.
France
Following audits for 2006, 2007 and 2008 of ArcelorMittal France and other French ArcelorMittal entities, URSSAF, the French body responsible for collecting social contributions, commenced formal proceedings for these years alleging that the French ArcelorMittal entities owe 69 in social contributions on various payments, the most significant of which relate to profit sharing schemes, professional fees and stock options. Proceedings were commenced in relation to the 2006 claims in December 2009. Proceedings were commenced in relation to the 2007 and 2008 claims in February and March 2010, respectively. In three decisions dated December 10, 2012, the arbitration committee hearing the matter found that social contributions in an amount of 17, 11 and 5 are due in respect of profit-sharing schemes, stock options and professional fees, respectively. These amounts cover the audits for 2006, 2007 and 2008. In March 2013, the Company filed appeals against the decisions relating to the profit-sharing schemes and stock options.
Following audits for 2009, 2010 and 2011 of ArcelorMittal France and other French ArcelorMittal entities, URSSAF commenced formal proceedings in December 2012 for these years alleging that these entities owe 150 in social contributions (including interest and late fees relating thereto) on various payments, the most significant of which relate to voluntary separation schemes, profit sharing schemes, professional fees and stock options. In its decision dated April 24, 2013, the arbitration committee reduced the amount claimed by 29. The dispute then entered into a judicial phase before the Tribunal des Affaires de Sécurité Sociale (“TASS”). At a hearing on January 12, 2017 before the TASS, the parties signed a conciliation agreement settling the audits covered by the above two cases.
Mexico
In 2015, the Mexican Tax Administration Service issued a tax assessment to ArcelorMittal Mexico, alleging that ArcelorMittal Mexico owes 160 with respect to 2008, principally due to improper interest deductions relating to certain loans, and unpaid corporate income tax for interest payments that the tax authority has categorized as profit. In November 2015, ArcelorMittal Mexico filed an administrative appeal in respect of this assessment, which was dismissed by the tax authority. In November 2017, ArcelorMittal Mexico filed an annulment complaint before a Federal Administrative and Tax Justice Court, which has not been determined.
With respect to 2007 and 2009, the Mexican Tax Administration Service also challenged the interest deduction related to the aforementioned loans and issued tax assessments to ArcelorMittal Mexico for 21 and 25, respectively. In November 2018, a Federal Administrative and Tax Justice Court ruled against the annulment complaint filed by ArcelorMittal Mexico in relation to the 2007 tax assessment and in December 2018, ArcelorMittal Mexico filed an appeal before the Collegiate Tribunal For Administrative Matters. With respect to the 2009 tax assessment, in November 2016 ArcelorMittal Mexico filed an administrative appeal before the Administrative Authority on Federal Tax Matters, which has not been determined.
In 2013, the Mexican Tax Administration Service issued a tax assessment to ArcelorMittal Las Truchas, alleging that ArcelorMittal Las Truchas owes 63 in respect of (i) non-payment of withholding tax on capitalized interest, (ii) non-deduction of accrued interest regarding certain loans, and (iii) reduction of assets tax taxable basis in 2007. In 2015, ArcelorMittal Las Truchas filed an administrative appeal in respect of the aforementioned assessment, which the tax authority dismissed. In October 2015, ArcelorMittal Las Truchas filed an annulment complaint before the Federal Administrative and Tax Justice Court, which ruled in favor of ArcelorMittal Las Truchas in October 2018. The tax authority filed an application for judicial review in January 2019.
In October 2018, the Mexican Tax Administration Service issued a tax assessment to ArcelorMittal Las Truchas, alleging that ArcelorMittal Las Truchas owes 85 with respect to 2013 due to: (i) improper interest deductions relating to certain loans and (ii) non-deduction of advanced rent payments. In November 2018, ArcelorMittal Las Truchas filed an administrative appeal before the Administrative Authority on Federal Tax Matters.

Competition/Antitrust Claims
ArcelorMittal is a party to various competition/antitrust claims. As of December 31, 2018, ArcelorMittal had not recorded any provisions in respect of such claims. Set out below is a summary description of competition/antitrust claims (i) that constitute a contingent liability, (ii) that were resolved in 2018 or (iii) that were resolved and had a financial impact in 2017 or 2016, in each case involving amounts deemed material by ArcelorMittal. The Company is vigorously defending against each of the pending claims discussed below.
Brazil
In September 2000, two construction trade organizations filed a complaint with Brazil’s Administrative Council for Economic Defense (“CADE”) against three long steel producers, including ArcelorMittal Brasil. The complaint alleged that these producers colluded to raise prices in the Brazilian rebar market, thereby violating applicable antitrust laws. In September 2005, CADE issued its final decision against ArcelorMittal Brasil, imposing a fine of 58. ArcelorMittal Brasil appealed the decision to the Brazilian Federal Court. In September 2006, ArcelorMittal Brasil offered a guarantee letter and obtained an injunction to suspend enforcement of this decision pending the court’s judgment. In September 2017, the Court found against ArcelorMittal Brasil. In October 2017, ArcelorMittal Brasil filed a motion for clarification of this decision, which was dismissed. In December 2017, ArcelorMittal Brasil filed an appeal to the second judicial instance.
There is also a related class action commenced by the Federal Public Prosecutor of the state of Minas Gerais against ArcelorMittal Brasil for damages in an amount of 62 based on the alleged violations investigated by CADE.
A further related lawsuit was commenced in February 2011 by four units of Sinduscons, a civil construction trade organization, in federal court in Brasilia against, inter alia, ArcelorMittal Brasil claiming damages based on an alleged cartel in the rebar market as investigated by CADE and as noted above.
Romania
In 2010 and 2011, ArcelorMittal Galati entered into high volume electricity purchasing contracts with Hidroelectrica, a partially state-owned electricity producer. Following allegations by Hidroelectrica’s minority shareholders that ArcelorMittal Galati (and other industrial electricity consumers) benefited from artificially low tariffs, the European Commission opened a formal investigation into alleged state aid in April 2012. The European Commission announced on June 12, 2015 that electricity supply contracts signed by Hidroelectrica with certain electricity traders and industrial customers (including the one entered by ArcelorMittal Galati) did not involve state aid within the meaning of the EU rules. In March 2017, the European Commission's decision was officially published. As no challenge was filed within two months of publication, the decision has become definitive.
South Africa
In February 2007, the complaint previously filed with the South African Competition Commission by Barnes Fencing, a South African producer of galvanized wire, alleging that ArcelorMittal South Africa, as a “dominant firm”, discriminated in pricing its low carbon wire rod was referred to the Competition Tribunal. The Competition Commission sought an order declaring that ArcelorMittal South Africa’s pricing in 2000-2003 in respect of low carbon wire rod amounted to price discrimination and an order that ArcelorMittal South Africa cease its pricing discrimination. In March 2008, the Competition Tribunal accepted the claimants’ application for leave to intervene. In November 2012, a second complaint alleging price discrimination regarding the same product over the 2004 to 2006 period was referred by the Competition Commission to the Competition Tribunal. ArcelorMittal is unable to assess the outcome of these proceedings or the amount of ArcelorMittal South Africa’s potential liability, if any.
On September 1, 2009, the South African Competition Commission referred a complaint against four producers of long carbon steel in South Africa, including ArcelorMittal South Africa, and the South African Iron and Steel Institute to the Competition Tribunal. The complaint referral followed an investigation into alleged collusion among the producers initiated in April 2008, on-site inspections conducted at the premises of some of the producers and a leniency application by Scaw South Africa, one of the producers under investigation. The Competition Commission recommended that the Competition Tribunal impose an administrative penalty against ArcelorMittal South Africa, Cape Gate and Cape Town Iron Steel Works in the amount of 10% of their annual revenues in South Africa (in the year preceding any final decision) and exports from South Africa for 2008. ArcelorMittal filed an application to access the file of the Competition Commission that was rejected. ArcelorMittal appealed the decision to reject the application, and applied for a review of that decision and a suspension of the obligation to respond to the referral on the substance pending final outcome on the application for access to the documents. The appeal was upheld by the Competition Appeals Court (CAC) and the matter was referred back to the Competition Tribunal for a determination of confidentiality and scope of access to the documents. The Competition Commission appealed the decision of the CAC, and, on May 31, 2013, the Supreme Court of Appeal dismissed the appeal of the Competition Commission and confirmed the decision of the CAC. In 2014, ArcelorMittal South Africa requested the documents from the Competition Commission, which provided an index thereof. On July 7, 2011, ArcelorMittal filed an application before the Competition Tribunal to set aside the complaint referral based on procedural irregularities but this application was withdrawn by notice dated August 7, 2014.
In March 2012, the South African Competition Commission referred to the Competition Tribunal an allegation that ArcelorMittal South Africa and steel producer Highveld acted by agreement or concerted practice to fix prices and allocate markets in respect of certain flat carbon steel products over a period of 10 years (1999-2009) in contravention of the South African Competition Act.
In August 2013, the South African Competition Commission referred a complaint against four scrap metal purchasers in South Africa, including ArcelorMittal South Africa, to the South African Competition Tribunal for prosecution. The complaint alleged collusion among the purchasers to fix the price and other trading conditions for the purchase of scrap over a period from 1998 to at least 2008.
In relation to all these cases, following an extensive engagement, ArcelorMittal South Africa reached an agreement on an overall settlement with the Competition Commission for an amount of 1.5 billion South African rand (approximately 110). In October 2016, Barnes Fencing filed an application with the Competition Tribunal to review and set aside the said settlement agreement in respect of the Barnes matters. In addition, Barnes filed an objection to the settlement agreement and an application to stay. The settlement agreement, as amended to exclude the Barnes case referred to above, was approved, subject to minor amendments, by the Competition Tribunal, on November 16, 2016.
Germany
In the first half of 2016, the German Federal Cartel Office carried out unannounced investigations of ArcelorMittal Ruhrort GmbH and ArcelorMittal Commercial Long Deutschland GmbH following alleged breaches of antitrust rules. ArcelorMittal Ruhrort GmbH and ArcelorMittal Commercial Long Deutschland GmbH cooperated with the German Federal Cartel Office in its investigation and, in July 2018, as a result of a settlement process, the Company and the Federal Cartel Office reached agreement as to a 146 fine to be paid by ArcelorMittal Commercial Long Deutschland GmbH. The fine was paid in August 2018 ending the investigation as concerns the ArcelorMittal entities.
In August 2017, the German Federal Cartel Office carried out unannounced investigations of ArcelorMittal Bremen, ArcelorMittal Eisenhüttenstadt GmbH and ArcelorMittal Berlin Holding GmbH principally relating to alleged breaches of antitrust rules concerning (i) agreement between flat steel producers regarding extras from June 2006 - March 2016 (ii) impermissible exchanges of sensitive information between competitors from 1986 - 2016 and (iii) agreement to continue market and price structure introduced by the European Coal and Steel Community from 2002-2016. ArcelorMittal has not, to the date of this annual report, received subsequent communications from the German Federal Cartel Office in this respect.
Other Legal Claims
ArcelorMittal is a party to various other legal claims. As of December 31, 2018, ArcelorMittal had recorded provisions of 249 for other legal claims in respect of which it considers the risk of loss to be probable. Set out below is a summary description of the other legal claims (i) in respect of which ArcelorMittal had recorded a provision as of December 31, 2018, (ii) that constitute a contingent liability, (iii) that were resolved in 2018, or (iv) that were resolved and had a financial impact in 2017 or 2016, in each case involving amounts deemed material by ArcelorMittal. The Company is vigorously defending against each of the claims discussed below that remain pending.
Argentina
Over the course of 2007 to 2018, the Argentinian Customs Office Authority (Aduana) notified Acindar, the Company's Argentinian subsidiary, of certain inquiries that it was conducting with respect to prices declared by Acindar related to iron ore imports. The Customs Office Authority was seeking to determine whether Acindar incorrectly declared prices for iron ore imports from several different Brazilian suppliers and from ArcelorMittal Sourcing originally on 39 different claims concerning several shipments made between 2002 and 2014. The investigations are subject to the administrative procedures of the Customs Office Authority and are at different procedural stages depending on the filing date of the investigation. In March 2018, the Customs Office Authority issued a general instruction that orders customs to withdraw current claims related to the difference between import prices in Argentina and export prices of iron ore when exiting Brazil. This will have a material impact on the claims made against Acindar although the exact impact cannot be quantified at this stage. As of February 2019, the aggregate amount claimed by the Customs Office Authority in respect of all iron ore shipments is 139 in 26 different cases. Of these 26 cases, 8 are still in the administrative branch of the Customs Office Authority and the other 18 cases, in which the administrative branch of the Customs Office Authority ruled against Acindar, have been appealed to the Argentinian National Fiscal Court.
Canada
In April 2011, a proceeding was commenced before the Ontario (Canada) Superior Court of Justice under the Ontario Class Proceedings Act, 1992, against ArcelorMittal, Baffinland, and certain other parties relating to the January 2011 take-over of Baffinland by ArcelorMittal, Nunavut Iron Ore Holdings and 1843208 Ontario Inc. The action alleges that the tender offer document contained certain misrepresentations and seeks damages in an aggregate amount of 734 (CAD 1 billion) or rescission of the transfer of the Baffinland securities by members of a class comprised of all Baffinland securities holders who tendered their Baffinland securities, and whose securities were taken up, in connection with the take-over between September 22, 2010 and February 17, 2011, or otherwise disposed of their Baffinland securities on or after January 14, 2011. The class certification hearings were held in January 2018, and the court certified the class in a decision dated May 18, 2018. The court also certified the statutory circular misrepresentation, insider trading, unjust enrichment and oppression claims. The court included in the class persons who tendered their Baffinland securities to the take-over bid and, for purposes of the oppression claims only, persons who sold their Baffinland securities in the secondary market after January 13, 2011. The court excluded from the class those persons who disposed of their Baffinland securities pursuant to a court ordered plan of arrangement.

Italy
In January 2010, ArcelorMittal received notice of a claim filed by Finmasi S.p.A. relating to a memorandum of agreement (“MoA”) entered into between ArcelorMittal Distribution Services France (“AMDSF”) and Finmasi in 2008. The MoA provided that AMDSF would acquire certain of Finmasi’s businesses for an amount not to exceed 106, subject to the satisfaction of certain conditions precedent, which, in AMDSF’s view, were not fulfilled. Finmasi sued for (i) enforcement of the MoA, (ii) damages of 16 to 27 or (iii) recovery costs plus quantum damages for Finmasi’s alleged lost opportunity to sell to another buyer. In September 2011, the court rejected Finmasi’s claims other than its second claim. The court appointed an expert to determine the quantum of damages. In May 2013, the expert’s report was issued and valued the quantum of damages in the range of 47 to 68. ArcelorMittal appealed the decision on the merits. In May 2014, the Court of Appeal issued a decision rejecting ArcelorMittal’s appeal. On June 20, 2014, ArcelorMittal filed an appeal of the Court of Appeal’s judgment with the Italian Court of Cassation. On April 11, 2018, the Court of Cassation rejected the appeal on the merits and upheld the Court of Appeal’s decision. On December 18, 2014, the Court of Milan issued a decision on the quantum of the damages and valued the quantum of damages in the sum of 27 plus interest. In June 2015, both parties served appeals of the decision on the quantum, with ArcelorMittal also seeking the suspension of the enforceability of the decision. On July 1, 2015, Finmasi formally notified to AMDSF the declaration of enforcement of the decision of December 18, 2014. On July 28, 2015, AMDSF filed an appeal against such declaration with the Court of Appeal of Reims in France. At a hearing on December 1, 2015, the Italian Court of Appeal accepted the suspension of the enforcement of the decision of December 18, 2014, following the agreement of AMDSF to provide a guarantee for its value. In March 2016, on the joint application of the parties, the Court of Appeal of Reims ordered the suspension of the proceedings. On July 19, 2018, the Court of Appeal upheld the Court of Milan’s decision on quantum dated December 18, 2014. In September 2018, ArcelorMittal filed an appeal to the Court of Cassation. In January 2019, Finmasi called on the AMDSF guarantee issued in the context of the enforcement proceedings that were suspended in 2015.
Luxembourg
In June 2012, the Company received writs of summons in respect of claims made by 59 former employees of ArcelorMittal Luxembourg. The claimants allege that they are owed compensation based on the complementary pension scheme that went into effect in Luxembourg in January 2000. The aggregate amount claimed by such former employees (bearing in mind that other former employees may bring similar claims) is 68. Given the similarities in the claims, the parties agreed to limit the pending proceedings to four test claims. In April 2013, the Esch-sur-Alzette labor court rejected two of these test claims. The relevant plaintiffs are appealing these decisions. In November 2013, the Luxembourg city labor court rejected the two other test claims, which are also being appealed.
France
Certain subsidiaries of the ArcelorMittal group are parties to proceedings, dating from 2010, against Engie and Engie Thermique France which claim damages in the amount of 156 or alternatively 165 for an alleged wrongful termination of a contract for the transformation of steel production gas into electricity. The ArcelorMittal subsidiaries have filed a counterclaim in the amount of 139. The contract had been entered into in 2006 for a term of 20 years. ArcelorMittal Méditerranée terminated it in July 2010 on the basis that Engie was solely responsible for the delay in the commissioning of the power plant (which suffered from significant malfunctions) constructed for the transformation of steel production gas into electricity. Engie claims that ArcelorMittal was in breach of the contract at the time of the termination due to certain alleged issues with the furnishing and quality of its steel production gas, and therefore unable to terminate the contract based on the sole breaches of Engie. The case is before the Commercial Court of Nanterre. ArcelorMittal is vigorously defending itself in this matter and vigorously pursuing its counterclaim.

Retired and current employees of certain French subsidiaries of the former Arcelor have initiated lawsuits to obtain compensation for asbestos exposure in excess of the amounts paid by French social security (“Social Security”). Asbestos claims in France initially are made by way of a declaration of a work-related illness by the claimant to the Social Security authorities resulting in an investigation and a level of compensation paid by Social Security. Once the Social Security authorities recognize the work-related illness, the claimant, depending on the circumstances, can also file an action for inexcusable negligence (faute inexcusable) to obtain additional compensation from the company before a special tribunal. Where procedural errors are made by Social Security, it is required to assume full payment of damages awarded to the claimants. Due to fewer procedural errors made by Social Security, changes in the regulations and, consequently, fewer rejected cases, ArcelorMittal has been required to pay some amounts in damages since 2011.
The number of claims outstanding for asbestos exposure at December 31, 2018 was 367 as compared to 404 at December 31, 2017. The range of amounts claimed for the year ended December 31, 2018 was $35,000 to $745,000. The aggregate costs and settlements for the year ended December 31, 2018 were 7.67, of which 0.27 represented legal fees and 7.4 represented damages paid to the claimant. The aggregate costs and settlements for the year ended December 31, 2017 were 6.4, of which 0.25 represented legal fees and 6.1 represented damages paid to the claimant .
Minority Shareholder Claims Regarding the Exchange Ratio in the Second-Step Merger of ArcelorMittal into Arcelor
ArcelorMittal is the company that results from the acquisition of Arcelor by Mittal Steel N.V. in 2006 and a subsequent two-step merger between Mittal Steel and ArcelorMittal and then ArcelorMittal and Arcelor. Following completion of this merger process, several former minority shareholders of Arcelor or their representatives brought legal proceedings regarding the exchange ratio applied in the second-step merger between ArcelorMittal and Arcelor and the merger process as a whole.
ArcelorMittal believes that the allegations made and claims brought by such minority shareholders are without merit and that the exchange ratio and merger process complied with the requirements of applicable law, were consistent with previous guidance on the principles that would be used to determine the exchange ratio in the second-step merger and that the merger exchange ratio was relevant and reasonable to shareholders of both merged entities.
Set out below is a summary of ongoing matters in this regard. Several other claims brought before other courts and regulators were dismissed and are definitively closed.
On January 8, 2008, ArcelorMittal received a writ of summons on behalf of four hedge fund shareholders of Arcelor to appear before the civil court of Luxembourg. The summons was also served on all natural persons sitting on the Board of Directors of ArcelorMittal at the time of the merger and including Mr. Lakshmi Mittal, as well as on Mrs. Usha Mittal, among other parties. The plaintiffs alleged in particular that, based on Mittal Steel’s and Arcelor’s disclosure and public statements, investors had a legitimate expectation that the exchange ratio in the second-step merger would be the same as that of the secondary exchange offer component of Mittal Steel’s June 2006 tender offer for Arcelor (i.e., 11 Mittal Steel shares for 7 Arcelor shares), and that the second-step merger did not comply with certain provisions of Luxembourg company law. They claimed, inter alia, the cancellation of certain resolutions (of the Board of Directors and of the Shareholders meeting) in connection with the merger, the grant of additional shares, or damages in an amount of 216. By judgment dated November 30, 2011, the Luxembourg civil court declared all of the plaintiffs’ claims inadmissible and dismissed them. The judgment was appealed in May 2012. By judgment dated February 15, 2017, the Luxembourg Court of Appeal declared all but one of the plaintiffs’ claims inadmissible, remanded the proceedings on the merits to the lower court with respect to the admissible claimant and dismissed all other claims. In June 2017, the plaintiffs filed an appeal of this decision to the Court of Cassation. The Court of Cassation confirmed the Court of Appeal’s judgment on May 18, 2018. The proceedings remain pending before the lower court with the admissible claimant who claims inter alia, the cancellation of certain resolutions (of the Board of Directors and of the Shareholders meeting) in connection with the merger, the grant of additional shares, or damages in an amount of 25.
On May 15, 2012, ArcelorMittal received a writ of summons on behalf of Association Actionnaires d'Arcelor (“AAA”), a French association of former minority shareholders of Arcelor, to appear before the civil court of Paris. In such writ of summons, AAA claimed (on grounds similar to those in the Luxembourg proceedings summarized above) inter alia damages in a nominal amount and reserved the right to seek additional remedies including the cancellation of the merger. The proceedings before the civil court of Paris have been stayed, pursuant to a ruling of such court on July 4, 2013, pending a preparatory investigation (instruction préparatoire) by a criminal judge magistrate (juge d’instruction) triggered by the complaints (plainte avec constitution de partie civile) of AAA and several hedge funds (who quantified their total alleged damages at 282), including those who filed the claims before the Luxembourg courts described (and quantified) above. The dismissal of charges (non-lieu) ending the preparatory investigation became final in March 2018.

	December 31,
	2018	2017
Purchase commitments	24,594	24,734
Guarantees, pledges and other collateral	5,527	5,021
Non-cancellable operating leases	1,869	1,311
Capital expenditure commitments	697	878
Other commitments	3,516	1,206
Total	36,203	33,150

Purchase commitments
Purchase commitments consist primarily of major agreements for procuring iron ore, coking coal, coke and hot metal. The Company also has a number of agreements for electricity, industrial and natural gas, scrap and freight. In addition to those purchase commitments disclosed above, the Company enters into purchasing contracts as part of its normal operations which have minimum volume requirements but for which there are no take-or-pay or penalty clauses included in the contract. The Company does not believe these contracts have an adverse effect on its liquidity position.
Purchase commitments include commitments given to associates for 405 and 520 as of December 31, 2018 and 2017, respectively. Purchase commitments include commitments given to joint ventures for 2,246 and 1,550 as of December 31, 2018 and 2017, respectively. Commitments given to joint ventures include 1,489 and 1,481 related to purchase of the output from Tameh as of December 31, 2018 and 2017 respectively, and 711 related to purchase of the output from Enerfos as of December 31, 2018.
Purchase commitments include commitments given by Ilva remedies classified as held for sale for 910 as of December 31, 2018.
Guarantees, pledges and other collateral
Guarantees related to financial debt and credit lines given on behalf of third parties were 235 and 266 as of December 31, 2018 and 2017, respectively. Additionally, 7 and 13 were related to guarantees given on behalf of associates as of December 31, 2018 and 2017, respectively. Guarantees of 1,079 and 1,022 were given on behalf of joint ventures as of December 31, 2018 and 2017, respectively. Guarantees given on behalf of joint ventures include 348 and 406 for the guarantees issued on behalf of Calvert and 397 and 382 for the guarantees issued on behalf of Al Jubail as of December 31, 2018 and 2017, respectively. Due to the failure of other shareholders to provide requisite equity funding by December 31, 2018, the Al Jubail joint venture’s indebtedness became technically in default as of such date. ArcelorMittal’s guarantee of such indebtedness has not been called by the lenders, and ArcelorMittal does not currently expect it to be called. ArcelorMittal is working with the other shareholders in the joint venture to resolve the situation through their contribution of the requisite equity and currently expects the technical default to be cured in the near term. The technical default relates only to the indebtedness of the joint venture and is not expected to affect the availability or maturity of any borrowings of ArcelorMittal.
Pledges and other collateral mainly relate to inventories and receivables pledged to secure the South African Rand revolving borrowing base finance facility for the amount drawn of 21, ceded bank accounts to secure environmental obligations, true sale of receivables programs and the revolving base finance facility in South Africa of 122 and mortgages entered into by the Company’s operating subsidiaries. Pledges of property, plant and equipment were 225 and 282 as of December 31, 2018 and 2017, respectively. Other sureties, first demand guarantees, letters of credit, pledges and other collateral included 380 and 419 of commitments given on behalf of associates as of December 31, 2018 and 2017, respectively. Other sureties, first demand guarantees, letters of credit, pledges and other collateral included 154 and 164 of commitments given on behalf of joint ventures as of December 31, 2018 and 2017, respectively.
In addition, other sureties, first demand guarantees, letters of credit, pledges and other collateral included 567 in relation to a performance guarantee provided by the Company for the execution of the ESIL resolution plan as of December 31, 2018.
Other sureties, first demand guarantees, letters of credit, pledges and other collateral include commitments given by Ilva remedies classified as held for sale for 18 as of December 31, 2018.

Non-cancellable operating leases
The Company leases various facilities, land and equipment under non-cancellable lease arrangements. Future minimum lease payments required under operating leases that have initial or remaining non-cancellable terms as of December 31, 2018 and 2017 according to maturity periods are as follows:

	December 31,
	2018	2017
Less than 1 year	322	315
1-3 years	414	412
4-5 years	262	252
More than 5 years	871	332
Total	1,869	1,311

Non-cancellable operating leases include time charter arrangements for shipping activities and usufruct of land in Poland. The operating leases expense was 564, 542 and 521 in 2018, 2017 and 2016, respectively out of which 77, 42 and 98 are related to contingent rents. The non-cancellable operating leases commitments at December 31, 2018 are related to plant, machinery and equipment (778), buildings (181), land (871) and other (39).
Capital expenditure commitments
Capital expenditure commitments mainly relate to commitments associated with investments in expansion and improvement projects by various subsidiaries.
In 2016, AMSA committed to an investment program in connection with the competition commission settlement. The remaining capital expenditure commitment was 171 as of December 31, 2018.
Capital expenditure commitments also include 413 for the 1,000 three-year investment program at the Company's Mexican operations announced in 2017, which is focused on building ArcelorMittal Mexico’s downstream capabilities. The main investment will be the construction of a new hot strip mill with capacity of approximately 2.5 million tonnes.
Other commitments
Other commitments given comprise mainly commitments incurred for gas supply to electricity suppliers.
As of September 21, 2018 an Environmental Commitment Agreement ("ECA") has been executed between ArcelorMittal Brasil, local government and the Brazilian environmental authorities. ArcelorMittal Brasil committed to carry out, over the next 5 years, a series of environmental operational and capital investments with the aim to reduce atmospheric emissions from the Company's Tubarão site. To comply with the ECA requirements, ArcelorMittal Brasil may need to acquire new equipment and change some of its current operating methods and processes. The underlying costs to implement those investments are still being estimated by ArcelorMittal Brasil and the outcome of this estimate could be material. The non-compliance with ECA would lead to fines amounting to a maximum of 26.
The agreement relating to the Ilva acquisition includes 1,439 industrial capital expenditure commitments over a seven-year period focused on blast furnaces, steel shops and finishing lines and 917 environmental capital expenditure commitments.
Commitments to sell
In addition to the commitments presented above, the Company has firm commitments to sell for which it also has firm commitments to purchase included in purchase commitments for 201 and 286 as of December 31, 2018 and 2017, respectively, and mainly related to natural gas and electricity.